SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                NOVEMBER 12, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 75-2677995


                               4100 Clinton Drive
                            Houston, Texas 77020-6299
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 713-676-3011

         INFORMATION TO BE INCLUDED IN REPORT

Item 9.  Regulation FD Disclosure

         Halliburton Company (Halliburton) is furnishing herewith the Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. David J. Lesar, Chairman of the Board,
President, and Chief Executive Officer of Halliburton, and Douglas L. Foshee, Executive Vice President and Chief Financial Officer of Halliburton signed these Certifications on November 8, 2002. The Certifications were furnished to the Securities and Exchange Commission, as accompanying correspondence in connection with the Quarterly Report of Halliburton on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on November 12, 2002.

         The text of these Certifications is as follows:



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Halliburton Company (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
J. Lesar, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

         (2)   The information contained in  the Report fairly  presents, in all
               material  respects,  the  financial  condition   and  results  of
               operations of the Company.



         /s/ David J. Lesar
         ------------------------
         David J. Lesar
         Chief Executive Officer
         November  8, 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Halliburton Company (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas
L. Foshee, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

         (4)   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


         /s/ Douglas L. Foshee
         -------------------------
         Douglas L. Foshee
         Chief Financial Officer
         November 8, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HALLIBURTON COMPANY




Date:     November 13, 2002       By: /s/ Margaret E. Carriere
                                     ------------------------------------
                                          Margaret E. Carriere
                                          Vice President and Secretary